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                                                         Exhibit No. 10(viii)(c)


                               THIRD AMENDMENT TO
                        STILLWATER CAPITAL ADVISORS, LLC
                             ENGAGEMENT LETTER WITH
                             FANZ ENTERPRISES, INC.

         This Third Amendment to the Stillwater Capital Advisors, LLC Engagement Letter with FanZ Enterprises, Inc. (this "Amendment"), dated August 2, 2001, is by and between FANZ ENTERPRISES, INC., a Delaware corporation, (hereinafter referred to as the "Company") and STILLWATER CAPITAL ADVISORS, LLC, a Georgia limited liability company (hereinafter referred to as the "Advisor").

         WHEREAS, the Company and the Advisor entered into an Engagement Letter dated January 1, 2001 (the "Agreement");

         WHEREAS, the Company and the Advisor entered into a First Amendment to the Agreement dated June 13, 2001 (the "First Amendment"); and

         WHEREAS, the Company and the Advisor entered into a Second Amendment to the Agreement dated July 19, 2001 (the "Second Amendment"); and

         WHEREAS, the Company has been requested by the administrators of various state securities agencies to further revise the Agreement as a pre-condition to approval of the Company's application for securities registration under the Coordinated Equity Review program.

         NOW, THEREFORE, in consideration of the recitals and the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

         A. Paragraph 3 of the Agreement, as amended and revised by the Second Amendment, shall be revised, and hereby is amended to read, as follows:

                  3. The Advisor shall receive from the Company or its successors, a cash Advisory Fee equal to Five Hundred Thousand Dollars ($500,000). Payment of the Advisory Fee shall be subordinated to the Company having first achieved profitability. Profitability will be demonstrated by an annual audited financial statement reflecting net profit for that year. This Agreement, once effective, may be terminated by the Company providing thirty (30) days prior written notice to the Advisor of its election of termination.

         B. All other provisions of the Agreement, not specifically addressed in Section A above or in the First Amendment or Second Amendment, shall remain in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have hereunto affixed their signatures as of this 2 day of August, 2001.


                                       FANZ ENTERPRISES, INC.


                                       By:   /s/ Frederick L. McDonald, II
                                           -------------------------------------
                                             Frederick L. McDonald, II
                                             President


                                       STILLWATER CAPITAL ADVISORS, LLC


                                       By:   /s/ Robert L. Farmer
                                           -------------------------------------
                                             Robert L. Farmer